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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 AUGUST 23, 2001
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                             iNTELEFILM CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         MINNESOTA                      0-21534                 41-1663712
----------------------------          -----------         ----------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)        Identification Number)


        6385 OLD SHADY OAK ROAD, SUITE 290, EDEN PRAIRIE, MINNESOTA 55344
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          (Address of Principal Executive Offices, including Zip Code)


                                 (952) 925-8840
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              (Registrant's Telephone Number, including Area Code)


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ITEM 5.   OTHER EVENTS AND REGULATIONS FD DISCLOSURE.


          Reference is made to the press release issued to the public by the registrant on August 17, 2001, and attached hereto as an exhibit, relating to the delisting of the registrant's common stock from The Nasdaq Stock Market.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 23, 2001.


                                       iNTELEFILM Corporation



                                       By: /s/ Judite P. Fluger
                                          --------------------------------------
                                           Judite P. Fluger
                                           General Counsel and Secretary




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                                  EXHIBIT INDEX


EXHIBIT
 NUMBER     DESCRIPTION
-------     -----------
  99        Press Release, dated August 17, 2001.




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